UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 8, 2021
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Oregon	1-38681	82-4710680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2021, the Board elected Ms. Sandra McDonough to the Board of Directors of Northwest Natural Holding Company (NW Holdings or the Company), as a Class II director effective January 1, 2022, for a term expiring at the Company’s 2022 Annual Meeting of Shareholders. Ms. McDonough was also elected to the Board of Directors of Northwest Natural Gas Company, the Company’s wholly owned subsidiary (NW Natural), commencing January 1, 2022.
Ms. McDonough is currently the owner of Quetzal Consulting, a business consulting firm. From 2018 to 2021, Ms. McDonough served as President and CEO of Oregon Business & Industry (OBI), Oregon’s largest statewide general business organization, with members across the state representing a wide variety of industries. Before joining OBI, Ms. McDonough served as President and CEO of the Portland Business Alliance, Greater Portland’s Chamber of Commerce for 14 years. Ms. McDonough previously worked in the energy industry for two decades, including as a Vice President, External Affairs, for PG&E National Energy Group and Vice President, Communications and External Affairs, for PG&E Gas Transmission Northwest, both companies being former operating units of San Francisco-based PG&E Corporation. Earlier, Ms. McDonough worked for PacifiCorp, holding positions in Oregon and Washington, D.C. Ms. McDonough currently serves on the board of New Avenues for Youth. She also serves on the Oregon advisory boards for U.S. National Bank and Regence and is a senior fellow of the American Leadership Forum/Oregon. She holds bachelor’s degrees from the University of Oregon.
In connection with her appointment to the Board and effective January 1, 2022, the Board appointed Ms. McDonough to the Audit Committee and the Public Affairs and Environmental Policy Committee (PAEPC). The Board of Directors affirmatively determined Ms. McDonough qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards for purpose of service on the full Board and the Audit Committee.
Ms. McDonough will receive standard compensation under the Company’s director compensation programs applicable to non-employee members of the Board for 2022. Ms. McDonough is expected to enter into the standard indemnification agreement, effective January 1, 2022, with each of the Company and NW Natural, which each of the Company and NW Natural offers to its executive officers and directors referenced as Exhibit 10l and Exhibit 10k, respectively, to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020.
Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors," and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the Company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk," and Part II, Item 1A, "Risk Factors," in the Company's quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 7.01	Regulation FD Disclosure
On December 13, 2021, the Company issued a press release announcing the appointment of Ms. McDonough to the Board. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated December 13, 2021 (furnished pursuant to Item 7.01 hereof).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: December 13, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary